Exhibit 99.1

Additional Transactions by PC LLC

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1.Title of     2. Transaction 2A. Deemed      3.           4. Securities Acquired (A) or  5. Amount of   6. Ownership  7. Nature of
Security       Date (Month/   Execution Date, Transaction  Disposed of (D)                Securities     Form: Direct  Indirect
(Instr. 3)     Day/Year)      if any (Month/  Code         (Instr. 3, 4 and 5)            Beneficially   (D) or        Beneficial
                              Day/Year)       (Instr. 8)                                  Owned          Indirect (I)  Ownership
                                                                                          Following      (Instr. 4)    (Instr. 4)
                                                                                          Reported
                                                                                          Transaction(s)
                                                                                          (Instr. 3 and
                                                                                          4)
-----------------------------------------------------------------------------------------------------------------------------------
                                               Code    V    Amount  (A) or       Price
                                                                       (D)
-----------------------------------------------------------------------------------------------------------------------------------
Common Stock   11/27/2007                        S         100      D          $67.01     9,660          I             See(1)
Common Stock   11/27/2007                        S         200      D          $67.02     9,460          I             See(1)
Common Stock   11/27/2007                        S         950      D          $67.03     8,510          I             See(1)
Common Stock   11/27/2007                        S         1,100    D          $67.05     7,410          I             See(1)
Common Stock   11/27/2007                        S         86       D          $67.07     7,324          I             See(1)
Common Stock   11/27/2007                        S         148      D          $67.09     7,176          I             See(1)
Common Stock   11/27/2007                        S         684      D          $67.10     6,492          I             See(1)
Common Stock   11/27/2007                        S         100      D          $67.13     6,392          I             See(1)
Common Stock   11/27/2007                        S         200      D          $67.15     6,192          I             See(1)
Common Stock   11/27/2007                        S         1,000    D          $67.17     5,192          I             See(1)
Common Stock   11/27/2007                        S         281      D          $67.18     4,911          I             See(1)
Common Stock   11/27/2007                        S         300      D          $67.19     4,611          I             See(1)
Common Stock   11/27/2007                        S         99       D          $67.22     4,512          I             See(1)
Common Stock   11/27/2007                        S         200      D          $67.23     4,312          I             See(1)
Common Stock   11/28/2007                        S         70       D          $70.39     4,242          I             See(1)
Common Stock   11/28/2007                        S         263      D          $70.40     3,979          I             See(1)
Common Stock   11/28/2007                        S         123      D          $70.43     3,856          I             See(1)
Common Stock   11/28/2007                        S         297      D          $70.44     3,559          I             See(1)
Common Stock   11/28/2007                        S         883      D          $70.45     2,676          I             See(1)
Common Stock   11/28/2007                        S         65       D          $70.46     2,611          I             See(1)
Common Stock   11/28/2007                        S         149      D          $70.50     2,462          I             See(1)
Common Stock   11/28/2007                        S         105      D          $70.60     2,357          I             See(1)
Common Stock   11/28/2007                        S         1,051    D          $71.14     1,306          I             See(1)
Common Stock   11/28/2007                        S         35       D          $71.15     1,271          I             See(1)
Common Stock   11/28/2007                        S         246      D          $71.23     1,025          I             See(1)
Common Stock   11/28/2007                        S         140      D          $71.24     885            I             See(1)
Common Stock   11/28/2007                        S         176      D          $71.33     709            I             See(1)
Common Stock   11/28/2007                        S         105      D          $71.37     604            I             See(1)
Common Stock   11/28/2007                        S         105      D          $71.39     499            I             See(1)
Common Stock   11/28/2007                        S         227      D          $71.40     272            I             See(1)
Common Stock   11/28/2007                        S         172      D          $71.41     100            I             See(1)
Common Stock   11/28/2007                        S         30       D          $71.53     70             I             See(1)
Common Stock   11/28/2007                        S         70       D          $71.60     0              I             See(1)


Explanation of Responses:

(1)  Reported securities were disposed of by Pistol Creek LLC ("PC LLC").  The reporting person and the reporting person's spouse are the sole members of PC LLC and the reporting person has voting and investment powers with respect to the securities beneficially owned by PC LLC.


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